Exhibit 99.1

PublicSquare Announces Agreement for $10 Million Convertible Note to Fund New Payments Business

WEST PALM BEACH, Fla, August 14, 2024 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare,” or the “Company”), America's leading commerce and payments ecosystem valuing life, family, and liberty, today announced it has entered into an agreement for a $10.0 million convertible note in a private placement with a board member and his affiliates. The note has substantively identical terms to the notes offered in March 2024.

This investment underscores PublicSquare's efforts in building a marketplace and payments ecosystem, free from the risk of cancellation. The contributed capital is intended to fuel PublicSquare's continued innovation and expansion of its new payments business as it looks to capitalize on the strong demand expressed by its existing Marketplace and Financial Technology merchants.

Michael Seifert, Chairman and Chief Executive Officer of PublicSquare, commented, “This year, we’ve focused on developing our payments business in order to serve our tens of thousands of merchants with best-in-class technology, competitive rates, and a cancel-proof promise. We believe, with the launch of our payment stack this month, with over $200M in annualized GMV (“Gross Merchandise Value”) in payments processing volume already under contract and integrating, and with a line of sight to $1.0 billion of annualized GMV by the beginning of the 2024 Christmas shopping season, our vision for the Marketplace and Payments ecosystem is materializing and is ready for scale. This $10 million convertible note investment will supercharge this initiative and allow us to capitalize on the strong demand we’ve received from our merchants.”

TRANSACTION DETAILS

The Notes are convertible at noteholders’ discretion, or, under certain circumstances, the Company’s discretion, into shares of Company Class A common stock at a base conversion price of $4.63641 per share; they are also callable in cash by the Company at its discretion. The Notes will mature 2034, unless earlier converted, and bear interest at a base rate of 9.75% per annum; the Company can require conversion of outstanding Notes in the event that the trading price of Class A shares exceeds specified post-closing thresholds. The holders of the Note also agreed to the lock-up terms and the trading and hedging restrictions described above and have registration rights with regard to the Class A shares issuable upon conversion of the Notes.

About PublicSquare

PublicSquare is America's leading commerce and payments ecosystem, valuing life, family, and liberty. PublicSquare operates under three segments: Marketplace, Financial Technology, and Brands. The primary mission of the Marketplace segment is to help consumers “shop their values” and put purpose behind their purchases. PublicSquare leverages data and insights from the Marketplace to assess its customers’ needs and provide wholly-owned quality financial products and brands. PublicSquare’s Financial Technology segment comprises Credova, a consumer finance company, and PublicSquare Payments, a payments processing company. PublicSquare’s Brands segment comprises EveryLife, a premium D2C life-affirming baby products company, and PSQLink, a digital marketing and customer relationship management (“CRM”) platform. The PublicSquare Marketplace is free to join for both consumers and business owners. Download the app on the App Store or Google Play, or visit PublicSquare.com to learn more.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our anticipated launch of our payments platform and its anticipated GMV; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, including the possibility that any of the anticipated benefits of the Credova transaction will not be realized or will not be realized within the expected time period, (ii) the ability of PublicSquare and Credova to integrate the business successfully and to achieve anticipated synergies and value creation, (iii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iv) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (v) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (vi) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vii) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (viii) the ability to execute PublicSquare’s anticipated business plans and strategy, (ix) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (x) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, and (xi) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:

investment@publicsquare.com

Media Contact:

pr@publicsquare.com